Stock Based Compensation	9 Months Ended
Sep. 30, 2013
Stock Based Compensation

NOTE 7 – STOCK BASED COMPENSATION

Stock Based Compensation to Non-employees

Stock-based compensation expense related to stock-based awards to non-employees is recognized as the stock-based awards are earned, generally through the provision of services. The Company believes that the fair value of the stock-based awards is more reliably measurable than the fair value of the services received. The fair value of the granted stock-based awards is calculated at each reporting date. On September 18, 2013, in connection with the amendment of a service agreement with a vendor pursuant to which the vendor reduced its future fees, the Company issued 1,445,000 shares of common stock to the vendor. The common stock will vest in six months from the Closing date. Stock-based compensation expense related to non-employee grants was $0.3 million for both the three and nine months ended September 30, 2013, compared to $0 for both the three and nine months ended September 30, 2012.

Stock Based Compensation to Employees

Amended and Restated 2006 Long-Term Incentive Plan (“Incentive Plan”)

The Incentive Plan provided for the issuance of up to 3,000,000 shares of the Company’s common stock. The Compensation Committee had the authority to determine the amount, type and terms of each award, but may not grant awards under the Incentive Plan, in any combination, for more than 625,000 shares of the Company’s common stock to any individual during any calendar year.

As of September 30, 2013, 1,407,342 shares of common stock remain eligible to be issued under the Incentive Plan.

On October 8, 2013, the Company amended the Incentive Plan as follows:

•	the number of shares authorized for issuance under the Incentive Plan increased from 3,000,000 to 6,000,000;

•	the number of shares that may be granted to an individual during any calendar year would be increased from 625,000 to 1,000,000; and

•	additional administrative amendments regarding certain issues arising under Section 409A of the Internal Revenue Code of 1986, as amended.

Stock Options to Employees

On March 16, 2012, the Company granted, in the aggregate, options for the purchase of 200,000 shares of its Common Stock at an exercise price of $3.05 per share, under the Incentive Plan, to two executives of the Company. The options have a term of five years and were vested on September 16, 2012. These options have an aggregate grant date fair value of approximately $322 utilizing the Black-Scholes option pricing model with the following assumptions used: expected life of three years; volatility of 87.9%, dividends of 0%; and a risk free interest rate of 1.13%. The expected life of the options was calculated using the simplified method, using the average of the contractual term and the vesting period.

At September 30, 2013, the fair value of stock options granted by the Company has been fully amortized. A summary of the status of the Company’s stock option plans and the changes during the nine months ended September 30, 2013, is presented in the table below:

	Number of Options	Weighted Average Exercise Price (per share)	Weighted Average Remaining Contractual Life	Intrinsic Value
Options outstanding at January 1, 2013	200,000	$3.05	4.2 years	$—
Granted	—	$—
Exercised	—	$—
Forfeited	—	$—

Options outstanding at September 30, 2013	200,000	$3.05	3.5 years	$—

Exercisable, September 30, 2013	200,000	$3.05	3.5 years	$—